Booz Allen Hamilton Investor Presentation APRIL 2017 CONSULTING | ANALYTICS | SYSTEMS DELIVERY | ENGINEERING | CYBER Exhibit 99.2

Disclaimer Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following presentation, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow, which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable investors should (i) evaluate each adjustment in our reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Net Income to Net Income, and net cash provided by operating activities to Free Cash Flows, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to net income or Diluted EPS as a measure of operating results, with cash flow in addition to, and not as an alternative, to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

Presenters Horacio Rozanski President & Chief Executive Officer Lloyd Howell Executive Vice President, Chief Financial Officer and Treasurer

Company overview

A leader with a proud history Company Overview We are a global firm of approximately 22,600 diverse, passionate, and exceptional people driven to excel, do right, and realize positive change in everything we do. We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, and with industries ranging from defense to health to energy to international development. Over 100 years in business HQ in Mclean, VA 97% of FY16 revenue derived from government agencies to include Department of Defense, Homeland Security and the U.S. Armed Forces Key Client relationships at the highest level of the U.S. Government span over 75 years Approximately 5,100 contracts with 90% as prime contracts Unique organization and culture Built on collaboration One P&L and single bonus pool for partners, vice presidents, principals and senior associates Equity incentives broadly distributed to leadership to ensure long-term success and alignment with shareholders Approximately 69% of staff hold security clearances Notes: As of March 31, 2016. See Appendix for definition and reconciliations of non-GAAP measures used throughout this presentation.

CORE CAPABILITIES

Functional Service Offerings

Consulting focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions.

Analytics focuses on delivering transformational solutions in both traditional areas such as decision analytics and new or emerging areas like Data Science.

Systems Delivery brings together the technical and organizational change management skills necessary to successfully deliver mission-critical systems.

Engineering & Science delivers in-depth technical solutions to our clients' most challenging problems with core capabilities in Command, Communications and Intelligence amongst others.

Cyber focuses on prevention which includes abilities to secure platforms and enterprises against cyber attack and detection.


Consulting
Analytics
Systems Delivery
Engineering & Science
Cyber
Next Gen
Digital
Directed Energy
Cyber Futures

Innovation Service Offerings

Next Generation Analytics offers cutting-edge analytics solutions across our entire client set. Using our large set of Data Science experts and products, we help clients use and think differently about their data.

Digital transforms clients from closed, proprietary systems to open agile enterprises. We help clients modernize mission execution through the open integration and reuse of digital capabilities across the enterprise to achieve transformational big bets.

Directed Energy technologies use high energy lasers or high powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement.

Cyber Futures develops differentiated cyber solutions and disruptive business models to address emerging threats and vulnerabilities against client's emerging expanding digital enterprise.

Broad and Deep Client Relationships Drives Recurring Revenue Long-term client relationships Client (1) Relationship Length (Yrs) U.S. Navy 75+ U.S. Army 65+ U.S. Air Force 35+ Department of Energy 35+ National Security Agency 30+ Department of Homeland Security (2) 30+ Department of Health & Human Services 20+ Federal Bureau of Investigation 20+ National Reconnaissance Office 20+ A U.S. Intelligence Agency 20+ Internal Revenue Service 20+ Notes: Includes predecessor organizations. Booz Allen has worked with key clients at the highest levels of the U.S. Government for over 75 years Length of relationships in a competitive market is evidence of Booz Allen’s industry leadership Trusted provider of services and solutions for the nation’s most complex problems, including those with significant national security implications

Diversified client base Commercial: Financial Services, Healthcare, Energy, Retail, Manufacturing International: Middle East, North Africa region, and select Asian Markets Global Commercial (2.3%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office, other classified clients Military Intelligence: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance units Intel (23.4%) Civil (26.0%) Air Force Army Joint Combatant Commands Navy/Marine Corps Military Health Organizations Defense (48.3%) FY15 Health: Veteran Affairs, Health and Human Services Finance and Economic Development: Department of Labor, General Services Administration, National Science Foundation Security, Law Enforcement, Justice: Department of Homeland Security, Department of Justice Energy, Environment, Transportation and Space: Department of Energy, Environmental Protection Agency, Department of Transportation, NASA Revenue by Market FY16 Notes: Client listing include significant clients based on revenue, but the lists are not all-inclusive.

Client mission Support – Case studies Internal Revenue Service (IRS) Modernization Project Recognizing Booz Allen’s experience with reorganizations and knowledge of private sector financial services business models, the IRS engaged Booz Allen to assist with its first significant restructuring since 1952 Criminal Investigation Management Information System Building on the success of the Modernization Project, Booz Allen was called upon to play a key role in the development of various information management systems including IRS e-Library and IRS-CI Connections Electronic Fraud Detection System (EFDS) The IRS turned to Booz Allen to enhance its fraud detection program and manage its EFDS. The improved system flagged more than 2.7 million potentially fraudulent returns for the IRS and has saved the agency billions in potential revenue loss US Army Forces Command FORSCOM Strengthening National Security Interests and Protecting our U.S. Armed Forces with DOD Global Threat Mitigation Program (GTMP) Booz Allen provides support to the US Army Forces Command FORSCOM and its partners to improve global security, and further protect the lives of men and women in uniform with training and expertise to combat these threats. Under the Global Threat Mitigation Program (GTMP), we conduct regional strategic planning as well as threat and intelligence analyses and assessments. Specifically, we assist in the development and implementation of an enterprise-wide methodology and approach for training management and curriculum development. We continue to provide Counter-Improvised Explosive Device (C-IED) training support at U.S. Army home stations and with partner nations using live, virtual, constructive and gaming training methods.

Executing our vision 2020 strategy In the fourth year of implementation Key elements of our Vision 2020 strategy Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances

Key investment Highlights

Key Investment Highlights History of Revenue Growth High Quality and Diversified Contract Portfolio Superior Talent Base Represents Competitive Advantage Strong Backlog Provides Revenue Visibility Experienced Management Team

History of revenue growth Notes: All years represent FYE March 31, 1996 through 2005 is based on revenue derived directly from Booz Allen’s accounting system (JAMIS). 2006 and later revenue is based on revenue derived directly from Booz Allen’s consolidated financial statements, which have been audited and prepared in accordance with GAAP.

Large Addressable market in an improving budget environment ’12-’14 CAGR:(3.3%) ’14-’21 CAGR:1.6% Notes: US Office of Management and Budget. 2017 Budget of the US Government. $3.9TN Total Base Budget Discretionary Budget Total Contracted Addressable Contracted $1.2TN $473BN $120BN + + Intel Intel + Commercial & International Defense & Intel: $631Bn Civil: $563Bn Defense: $67Bn Civil: $52Bn US Government Proposed 2017 Discretionary Budget (1) Booz Allen Hamilton’s Large Addressable Markets(1)

Booz Allen Backlog Highest ever year-end backlog in FY16 (26% year over year growth) STRONG BACKLOG PROVIDES REVENUE VISIBILITY +26% ($ billions)

High Quality and Diversified Contract Portfolio Access to a large portfolio of contract vehicles allows Booz Allen to provide services to a broad customer base, minimizing volatility Diversified revenue base with largest contract accounting for 2.8% of FY 2016 revenue Largest contract vehicle represented 4.5% of FY 2016 revenue (comprised of 244 task orders) High concentration of Cost-Reimbursable and Time & Materials contracts (77+%) allows for predictable margins As the prime contractor on 90% of these contacts we have significant more direct contact with the senior leaders of our clients, which in turn allows us to develop unique insights in understanding their needs and serving as their strategic partner Diversified contract portfolio Delivered on >5,100 US Government contracts and task orders in FY16 Definite contracts consisted of 24% of 2016 revenue with the largest single definite contract at 2.8% (1) Largest task order under an ID/IQ contract: 2.4% (1) Contract mix Notes: Based on FY16 results. Win-rate (1)

Superior talent base represents competitive advantage Developed and focused recruiting approach has led to highly educated talent base 85% of employees held a masters degree or higher as of March 31, 2016 Nearly 30% of the workforce are Veterans, including 48 senior leaders Many U.S. Government programs require contractors to have high-level security clearances (clearance particularly important within the DoD, DHS and U.S. Intelligence Community) Security clearances can be difficult and time consuming to obtain 69 % of Booz Allen employees hold security clearances, allowing the firm to execute work on sensitive projects with appropriately cleared personnel and enabling major contract wins Deep Bench of Aligned Partners 85 partners Equity incentives broadly distributed to ensure long-term success and alignment with shareholders Employer of Choice

Horacio Rozanski President and Chief Executive Officer As President and Chief Executive Officer at Booz Allen Hamilton, Horacio Rozanski is responsible for operational excellence and efficiency throughout the firm. He drives strategies to meet the firm’s business goals and enable an operating model to help staff identify and respond to emerging trends across the firm’s markets to deliver enduring results for clients Karen Dahut Executive Vice President Karen Dahut, a Booz Allen Hamilton Executive Vice President, leads the firm’s Civil Commercial Group (CCG) Lloyd Howell Executive Vice President, CFO and Treasurer Lloyd W. Howell Jr., Booz Allen Hamilton Executive Vice President, Chief Financial Officer and Treasurer, is responsible for the firm’s financial statements, capital structure and related financial operations Nancy Laben Executive Vice President and Chief Legal Officer and Secretary Booz Allen Hamilton Executive Vice President and Chief Legal Officer and Secretary Nancy Laben leads the firm’s Law Department Joseph Logue Executive Vice President Booz Allen Hamilton Executive Vice President Joe Logue leads the firm’s Defense business Joseph Mahaffee Executive Vice President and Chief Administrative Officer Joe Mahaffee, an Executive Vice President and the Chief Administrative Officer at Booz Allen Hamilton, specializes in cybersecurity, communications, information assurance, and SIGINT Susan Penfield Executive Vice President Susan Penfield, an Executive Vice President at Booz Allen Hamilton, leads the firm’s Strategic Innovation Group (SIG) Betty Thompson Executive Vice President and Chief Personnel Officer Betty Thompson, a Executive Vice President with Booz Allen Hamilton, serves as the firm’s Chief Personnel Officer EXPERIENCED MANAGEMENT TEAM

Financials

HISTORICAL FINANCIALS Revenue ($BN) Backlog ($BN) Adj. EBITDA ($MM) / Margin Free Cash Flow (1) ($MM) Notes: Fiscal year ended March 31. Net Cash Provided by Operating Activities less Purchase of Property and Equipment.

Key financial results Fiscal year 2017 results Year to date (9M Ended 12/31) third quarter (Ended 12/31) Gross Revenue $4.2 billion 6.0% Increase $1.4 billion 7.4% Increase Net Income $186.2 million 18.5% Decrease (1) $55.6 million 48.6% Decrease (1) Adjusted Net Income $195.1 million 5.4% Increase $56.6 million 8.4% Decrease Adjusted EBITDA $402.0 million 4.0% Increase $122.5 million 1.1% Increase Diluted EPS $1.23 18.5% Decrease (1) $0.37 47.9% Decrease (1) Adjusted Diluted EPS $1.30 4.8% Increase $0.38 7.3% Decrease Total Backlog $13.5 billion 12% Increase Notes: Comparisons are to prior fiscal year period. Third quarter of fiscal year 2017 excluded the benefit of the Q3 FY16 release of an uncertain tax position associated with the Carlyle transaction. During the three months ended March 31, 2017, the Company identified an error pertaining to previously issued financial statements related to medical benefits provided to certain employees and their dependents that were participating in the Company’s long-term disability plan. The Company expects the audited financial statements to be filed as part of its Annual Report on Form 10-K for the fiscal year ended March 31, 2017 to reflect a correction in respect of this error.  The Company does not regard the anticipated correction to be material to its financial condition or results of operations.

Appendix

Non-gaap financial information Notes: (a) Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. (b) Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by the Carlyle Group. (c) Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. (d) Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

Non-gaap financial information Notes: (a) Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. (b) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on May 7, 2014. (c) Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. (d) Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

Non-gaap financial information Notes: Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition under the Equity Incentive Plan. Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. Reflects restructuring charge of approximately $15.7 million incurred during the three months ended March 31, 2012, net of approximately $4.5 million of revenue recognized on recoverable expenses, associated with the cost of a restructuring plan to reduce certain personnel and infrastructure costs. Reflects debt refinancing costs incurred in connection with the recapitalization transaction consummated on July 31, 2012. Reflects the release of income tax reserves. Reflects the gain on sale of our state and local transportation business, net of the associated tax benefit of $1.6 million. Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

COMPANY HISTORY


Founded by Edwin Booz in Chicago
Advisor to Chrysler ensuring a successful recovery with support of government lending
Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620MM)
Spin-off of commercial consulting business; Carlyle becomes majority shareholder
Acquired Defense Systems Engineering & Support
Support DOD GTMP to Strengthen National Security Interests and Protect US Armed Forces (largest contract to date at $937MM)
Acquired Digital Service Business Aquilent
1914 1940 1949 1966 1987 1992 1996 2001 2008 2010 2012 2013 2014 2015 2016 2017
Hired to help U.S. Navy prepare for WW II
Began serving the U.S. Army
Engaged by NFL to assist with the merger of the AFL and NFL
Received NASA space station contract (first contract over $100MM)
Engaged as key contractor supporting the creation of DHS
Initial Public Offering
Launched the Vision 2020 Strategy
Opened Innovation Center in Washington DC
Carlyle completes ownership exit

With over 75 years of industry leadership, Booz Allen is one of the most respected names in government contracting

Capturing opportunities ...in an improving market We are winning and executing work that is at the core of our clients’ most critical missions We are being recognized as an Essential Partner to our clients Our pipeline remains healthy and we continue to see demand across our business Quarterly book to bill trend Notes: 3Q13 Book to Bill excludes the addition of backlog gained in the BES acquisition.